Exhibit 10.1

AMENDMENT NO. 1 dated as of March 28, 2014 (this “Amendment”), to the CREDIT AGREEMENT dated as of November 26, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ALLEGION PUBLIC LIMITED COMPANY, an Irish public limited company, ALLEGION US HOLDING COMPANY INC., a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Defined terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS pursuant to the Credit Agreement, the Lenders and the Issuing Banks have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;
WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein, in accordance with clause (2) of the last sentence of Section 9.02(b) of the Credit Agreement, to cure an ambiguity, omission, mistake, defect or inconsistency in the Credit Agreement; and
WHEREAS the undersigned are willing to amend such provisions of the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Amendment to Section 5.01. The text “clause (a), (b) or (f) of this Section” in the last paragraph of Section 5.01 of the Credit Agreement is hereby replaced with the text “clause (a), (b) or (g) of this Section”.

SECTION 2. Amendment to Section 6.08. Clause (xii) of Section 6.08(a) of the Credit Agreement is hereby amended by (a) replacing the text “declare and pay dividends” in such clause with the text “make Restricted Payments” and (b) replacing each occurrence of the text “such dividends” and “such dividend” in such clause with the text “such Restricted Payments”.

SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent that this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date first above written when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Administrative Agent and (b) the Administrative Agent shall have received payment of all expenses required to be paid or reimbursed by the Borrower under or in connection with this Amendment, including those expenses set forth in Section 7 hereof.

SECTION 5. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS

CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(a) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 7. Counterparts; Amendment. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower and the Administrative Agent.

SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ALLEGION US HOLDING COMPANY INC.,
By
/s/ Patrick S. Shannon
Name:Patrick S. Shannon
Title:SVP, Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent,
By
/s/ Aized A. Rabbani
Name:Aized A. Rabbani
Title:Executive Director